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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) September 13, 1999

                         American Homestar Corporation
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             (Exact name of registrant as specified in its charter)


           Texas                        0-24210                 76-0070846
           -----                        -------                 ----------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


2450 South Shore Boulevard, Suite 300, League City, Texas          77573
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code        (281) 334-9700
                                                   -----------------------------



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ITEM 8. CHANGE IN FISCAL YEAR.

         On September 13, 1999, the Company's board of directors determined to change the fiscal year end from May 31 to June 30. The Company will file a transition report covering the period from June 1, 1999 through September 30 on Form 10-Q.


ITEM 7. EXHIBITS.

         The following exhibit is filed with this report:

Exhibit Number                             Description
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     3              Amended and Restated Bylaws of American Homestar Corporation


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN HOMESTAR CORPORATION



Date: September 20, 1999               By:   /s/ Craig A. Reynolds
                                             ------------------------
                                                 Craig A. Reynolds
                                                 Executive Vice President, Chief
                                                 Financial Officer and Secretary


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                               INDEX TO EXHIBITS

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
Exhibit Number                             Description
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
     3              Amended and Restated Bylaws of American Homestar Corporation